Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment Agreement

This amendment agreement (“Agreement”) is dated 21st February 2024

PARTIES

(1) OXFORD BIOMEDICA (UK) LIMITED, a company incorporated in England and Wales with company registration number 03028927, whose registered office is at Windrush Court, Transport Way, Oxford, OX4 6LT, UK (“OXB”); and

(2) CABALETTA BIO, INC., a company incorporated in Delaware whose principal place of business is at 2929 Arch Street, Suite 600, Philadelphia, PA 19104, USA (“Cabaletta”).

BACKGROUND

(A) OXB and Cabaletta are party to a Licence and Supply Agreement effective 30 December 2021, as amended by an amendment letter dated 27 March 2023 and an amendment letter dated 16 August 2023 (the “LSA”).

(B) The LSA refers to a quality agreement (“QA”) to be agreed between the parties, which was subsequently executed on 8 November 2023. The parties acknowledge that the QA may be amended from time to time, and therefore it may be inefficient to attach the QA to the LSA each time it is amended. The parties also wish to otherwise update the LSA. The parties therefore wish to amend the LSA as set out in this Agreement with effect from the date of this Agreement (“Variation Date”).

AGREED TERMS

1.
Terms defined in the LSA

In this Agreement, expressions defined in the LSA and used in this Agreement have the meaning set out in the LSA unless otherwise defined. The rules of interpretation set out in the LSA apply to this Agreement.

2.
Consideration

In consideration of the mutual promises set out in this Agreement, the parties agree to amend the LSA as set out below.

3.
Variation
3.1
With effect from the Variation Date, the parties agree to the following amendments:

a)
Clause 3.3(a) of the LSA is amended so that the words “which will be attached hereto as Schedule 7 upon completion.” are deleted and replaced with “which may be amended in writing from time to time upon agreement between the Parties.”
b)
Schedule 5 of the LSA shall be replaced in its entirety with new Schedule 5 as follows:

Schedule 5

OXB Patent Rights

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c)
Clause 18.4 shall be replaced in its entirety with new clause 18.4 as follows:

“18.4 Notices and Other Communications.

(a) Any notice to be given under this Agreement must be in writing and delivered to the other Party by either courier or other recorded delivery post (with an advance copy by email), or by email. All notices should be addressed as follows unless changed by notice given in accordance with this clause 18.4:

For OXB:	For Client:
[***]	[***]
[***]	[***]
[***]	[***]

(b) Any notice shall be deemed to have been received: (i) if delivered by courier or recorded delivery service, at 9.00 am on the [***] Business Day after posting; or (ii) if sent by email, at the time of transmission.

(c) If time of deemed receipt under 18.4(b) falls outside business hours in the place of receipt, it shall be deferred until business hours in the place of receipt resume. In this clause 18.4(c) business hours means 9.00am to 5.00pm on a Business Day that is not a public holiday in the place of receipt.

(d) This clause 18.4 does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.”

3.2
Except as set out in clause 3.1, the LSA will continue in full force and effect.
3.3
To the extent of any conflict between the terms of the LSA and this Agreement, the terms of this Agreement will prevail.

4.
Governing law and jurisdiction
4.1
This Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation is governed by and will be interpreted in accordance with the law of England and Wales, in alignment with the LSA.
4.2
The parties irrevocably agree that in alignment with the LSA, the courts of England and Wales have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) that arises out of, or in connection with, this Agreement or its subject matter or formation.

This Agreement has been entered into on the date stated at the beginning of it.

Signed for and on behalf of

OXFORD BIOMEDICA (UK) LIMITED

Signature: /s/ [***]

Name: [***]

Title: [***]

Date: 21-Feb-2024 | 12:52 GMT

Signed for and on behalf of

CABALETTA BIO, INC

Signature: /s/ [***]

Name: [***]

Title: [***]

Date: 21 February 2024 | 9:11:03 AM PST